CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Henry G. Van der Eb, Chief Executive Officer of The GAMCO Mathers Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/01/2007                /s/ Henry G. Van der Eb
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                                   Henry G. Van der Eb, Chief Executive Officer



I, Agnes Mullady, Principal Financial Officer & Treasurer of The GAMCO Mathers Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/01/2007                 /s/ Agnes Mullady
     --------------------           --------------------------------------------
                                    Agnes Mullady,
                                    Principal Financial Officer & Treasurer